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                                                                    EXHIBIT 10.2
                                                                    ------------

                                NAVISITE, INC.

                             Amended and Restated

                        1998 Director Stock Option Plan
                        -------------------------------

1.   Purpose.
     -------

     This Amended and Restated 1998 Director Stock Option Plan (the "Plan") governs options to purchase Common Stock, $.01 par value per share (the "Common Stock"), of NaviSite, Inc. (the "Company") granted by the Company to members of the Board of Directors of the Company (the "Board") who are not also officers or employees of the Company or any affiliate of the Company. The purpose of the Plan is to attract and retain qualified persons to serve as Directors of the Company and to encourage ownership of the Common Stock of the Company by such Directors.

2.   Administration.
     --------------

     Grants of stock options under the Plan shall be automatic as provided in
Section 8. All questions of interpretation of the Plan or of any options granted hereunder shall be determined by the Board. Any and all powers of the Board under the Plan may be exercised by a committee consisting of one or more Directors appointed by the Board who are not participants in the Plan.

3.   Eligibility.
     -----------

     Members of the Board who are not also officers or employees of the Company or any affiliate of the Company shall be eligible to participate in the Plan.

4.   Shares Subject to the Plan.
     --------------------------

     Options may be granted under the Plan in respect of a maximum of 125,000 shares of Common Stock, subject to adjustment as provided in Section 5 below. Shares to be issued upon the exercise of options granted under the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. Whenever options under the Plan lapse, terminate or otherwise become unexercisable, the shares of Common Stock which were available for such options shall again be available for the grant of options under the Plan. The Company shall at all times during the term of the Plan and while options remain outstanding hereunder reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

5.   Adjustment of Number of Option Shares.
     -------------------------------------

     In the event of a stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change relating to the Company's Common Stock, the maximum aggregate number and kind of shares or securities of the Company as to which options may be granted under this Plan and as to which options then outstanding shall be exercisable, the

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option price of such options and the consideration with respect to which the options are exercisable may be appropriately adjusted (as determined by the Board in its sole discretion) to reflect such change or distribution.

     Except as otherwise provided in the Option Agreement (as defined below) in the event of any reorganization, consolidation or merger to which the Company is a party and in which the Company does not survive, or upon the dissolution or liquidation of the Company, all outstanding options shall terminate; provided,
                                                                     --------
however, that (i) in the event of the liquidation or dissolution of the Company,
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or in the event of any such reorganization, consolidation or merger in which the
Company does not survive and with respect to which the resulting or surviving corporation does not assume such outstanding option or issue a substitute option therefor, such option shall be exercisable in full, without regard to any installment restrictions on exercise imposed pursuant to this Plan or any Option Agreement, during such period preceding the effective date of such liquidation, dissolution, reorganization, consolidation or merger (unless such option is terminated earlier by its terms) as may be specified by the Board; and (ii) in the event of any such reorganization, consolidation or merger, the Board may, in its good faith discretion, arrange to have the resulting or surviving corporation assume such outstanding option or issue a substitute option therefor.

     No fraction of a share shall be purchasable or deliverable upon exercise of an option, but, in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

6.   Non-Statutory Stock Options.
     ---------------------------

     All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

7.   Form of Option Agreements.
     -------------------------

     Options shall be granted hereunder pursuant to the terms of written agreements ("Option Agreements") which shall be substantially in the form of the attached Exhibit A or in such other form as the Board may from time to time
         ---------
determine.

8.   Grant of Options and Option Terms.
     ---------------------------------

     a. Automatic Grant of Options. Commencing on the date of the adoption of this Plan by the stockholders, each non-employee director of the Company shall, upon the date of his or her election (the "Date of Grant"), automatically be granted an option to purchase 25,000 shares of Common Stock, with the exception of Craig Goldman, who shall be granted an option to purchase 50,000 shares of Common Stock on the date this Plan is adopted by the Board of Directors (the "Craig Goldman option"). No options shall be granted hereunder (i) if, upon the election of such a non-employee director, there are not sufficient shares reserved for issuance under the Plan to make such an automatic grant and (ii) after ten years from the date on which this Plan was initially approved and adopted by the Board.

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     b.   Exercisability of Options.  The options granted under this Plan shall become exercisable with respect to 5,000 shares on the first anniversary of the Date of Grant (except in the case of the Craig Goldman option, which option shall be exercisable as to 10,000 shares on the Date of Grant), and shall become exercisable as to an additional 5,000 shares (except in the case of the Craig Goldman option, which option shall be exercisable as to an additional 10,000 shares) on the date of each annual meeting of the stockholders of the Company (a "Stockholder Meeting") thereafter but in all cases if and only if the option holder is a member of the Board at the opening of business on the next business day following the date of such annual meeting. Directors holding exercisable options under this Plan who cease to serve as members of the Board of the Company for any reason other than death may, for a period of seven months following the date of cessation of service, exercise the rights they had under such options at the time they ceased being a Director. Any options and rights that have not yet become exercisable shall terminate upon cessation of such Director's membership on the Board. Upon the death of a Director, those entitled to do so under the Director's will or the laws of descent and distribution shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any options which were exercisable at the time of such Director's death. The rights of the option holder may be exercised by the holder's guardian or legal representative in the case of disability and by the beneficiary designated by the holder in writing delivered to the Company or, if none has been designated, by the holder's estate or his or her transferee on death in accordance with this Plan, in the case of death. Options granted under the Plan shall terminate, and no rights thereunder may be exercised, after the expiration of the applicable exercise period. Notwithstanding the foregoing provisions, no rights under any options may be exercised after the expiration of ten years from their Date of Grant.

     c. Option Price; Fair Market Value. With the exception of the Craig Goldman option, the per share option price for each option granted under this Plan shall be the Fair Market Value per share of the Common Stock (as hereinafter defined) on the Date of Grant. The "Fair Market Value" per share of the Common Stock shall be the value determined by the Board in good faith, provided that if the Common Stock is then quoted on the Nasdaq National Market ("Nasdaq") or traded on any other national securities exchange or other interdealer quotation system, then the Fair Market Value of a share of Common Stock shall be the closing price for the Common Stock as reported by Nasdaq, or the principal exchange or quotation system on which the Common Stock is then traded or quoted, on the last preceding trading day. The Craig Goldman option shall be exercisable at $0.34 per share.

     d. Term of Option. The term of each option granted under the Plan shall be ten years from the Date of Grant, subject to earlier termination as provided in Section 5 hereof or in this Section 8 or in the Option Agreement.

     e. Method of Exercise and Payment. Each exercise of an option hereunder may be effected only by giving written notice, in the manner provided in Section 12 hereof, of intent to exercise the option, specifying the number of shares as to which the option is being exercised, and accompanied by full payment of the option price for the number of shares then being acquired. Such payment shall be made (i) in cash, (ii) by certified or bank check payable to the order of the Company, (iii) credit to the Company's account at a financial or brokerage institution on the date of exercise or a payment commitment of such an institution acceptable to

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the Company, (iv) in shares of Common Stock having an aggregate Fair Market
Value, at the time of such payment, equal to the total option price for the number of shares of Common Stock for which payment is then being made, or (v) partly in cash or by certified or bank check payable to the order of the Company and the balance in shares of Common Stock having an aggregate Fair Market Value, at the time of such payment, equal to the difference between the total option price for the number of shares of Common Stock for which payment is then being made and the amount of the payment in cash or by certified or bank check. Shares of Common Stock surrendered in payment of all or part of the option price must have been held by the person exercising the option free of restrictions imposed by the Company for at least six months unless otherwise permitted by the Board.

     Receipt by the Company of such notice and payment shall, for purposes of this Plan, constitute exercise of the option or a part thereof. Within twenty
(20) days thereafter, the Company shall deliver or cause to be delivered to the optionee a certificate or certificates for the number of shares of Common Stock then being purchased by the optionee. Such shares shall be fully paid and non-assessable. Notwithstanding the foregoing, if any law or applicable regulation of the Securities and Exchange Commission or other public regulatory authority (including, but not limited to, a stock exchange) shall require the Company or the optionee (i) to register or qualify, under the Securities Act of 1933, as amended (the "Securities Act"), any similar federal statute then in force or any state law regulating the sale of securities, any shares of Common Stock covered by an option with respect to which notice of intent to exercise shall have been delivered to the Company or (ii) to take any other action in connection with such shares before issuance thereof may be effected, then the delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action. Nothing herein shall be deemed to require the Company to take such action. Any such action shall be taken by the Company at its own expense.

     To the extent determined necessary by counsel to the Company to comply with any applicable law, the Company may require an individual exercising an option to represent that his purchase of shares of Common Stock pursuant to such exercise is for his own account, for investment and without a view to resale or distribution and that he will not sell or otherwise dispose of any such shares except pursuant to (i) an effective registration statement covering such transaction filed with the Securities and Exchange Commission and in compliance with all of the applicable provisions of the Securities Act, and the rules and regulations thereunder, or (ii) an opinion of Company counsel that such registration is not required.

     f. Non-transferability. Options granted under the Plan shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution.

9.   Limitation of Rights.
     --------------------

     No Right to Continue as a Director. Neither the Plan, nor the granting of an option or any other action taken pursuant to the Plan, shall constitute an agreement or understanding, express or implied, that the Company will retain an optionee as a Director for any period of time or at any particular rate of compensation.

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     No Stockholders' Rights for Options.  Directors shall have no rights as stockholders with respect to the shares covered by their options until the date they are issued such shares, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such option shares are so issued.

10.  Stockholder Approval.
     --------------------

     The Plan is subject to approval by the stockholders of the Company by the affirmative vote of the holders of shares of voting capital stock present or representing a majority of votes entitled to be cast at a meeting of the Company's stockholders. In the event such approval is not obtained, all options granted under this Plan shall be void and without effect.

11.  Amendment or Termination.
     ------------------------

     The Board may amend or terminate this Plan at any time subject to any stockholder approval that the Board deems necessary. No such termination or amendment shall adversely affect the rights of any option holder with respect to outstanding options under the Plan without the prior written consent of such option holder.

12.  Notices.
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     Any communication or notice required or permitted to be given under this
Plan shall be in writing and mailed by registered or certified mail or delivered in hand, if to the Company, to its Chief Financial Officer at NaviSite, Inc., 100 Brickstone Square, Andover, MA 01810 (or such other address as the Company may from time to time prescribe) and, if to an optionee, to such address as the optionee shall last have furnished to the Company.

13.  Governing Law.
     -------------

     The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

                       As adopted by the Board on
                       December 28, 1998

                       As approved by the Stockholders on
                       December 28, 1998

                       As amended and restated by the Board on [_________], 1999

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                                   EXHIBIT A
                                   ---------

1998 DSO - _______                                                 25,000 Shares

                                NAVISITE, INC.
                        1998 Director Stock Option Plan
                     Non-statutory Stock Option Agreement
                              __________ __, 199_

     NaviSite, Inc. (the "Company"), a Delaware corporation, hereby grants to the person named below (the "Optionee") an option to purchase shares of Common Stock, $.01 par value per share, of the Company (the "Option") under and subject to the Company's 1998 Director Stock Option Plan (the "Plan"), subject to the following terms and conditions and those set forth in the Plan:

Name of Optionee:
Address:

Social Security No.
Option Price:
Date of Grant:

Exercisability Schedule:

     This option shall become exercisable as provided in Section 8 of the Plan.

     By signing this Stock Option Agreement and returning on signed copy of to the Company, the Optionee accepts the Option described herein on the terms and conditions set forth herein or in the Plan.

NAVISITE, INC.                               Accepted and agreed to:

By: ____________________                     _______________________
Title:                                       Optionee

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